FCF P-2

AMENDMENT DATED SEPTEMBER 1, 2008
TO THE PROSPECTUS DATED FEBRUARY 1, 2008
OF
FRANKLIN CUSTODIAN FUNDS
     (Franklin DynaTech Fund, Franklin Growth Fund, Franklin Income Fund, Franklin Utilities Fund, Franklin U.S. Government Securities Fund)

The prospectus is amended as follows:

I. The Franklin DynaTech Fund will begin offering Class R shares on or about December 1, 2008. The Fund began offering Advisor Class shares on May 15, 2008. Therefore, on or about December 1, 2008, the Franklin DynaTech Fund will offer five classes of shares, Class A, Class B, Class C, Class R and Advisor Class.

II. For Franklin DynaTech Fund, the sections entitled “Performance - Class A Annual Total Returns,” “Performance - Average Annual Total Returns,” and “Fees and Expenses,” beginning on page 8 are replaced with the following:

CLASS A ANNUAL TOTAL RETURNS1

Best Quarter:	Q4 ’99	21.93%
Worst Quarter:	Q4 ’00	-14.78%

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2007

	1 Year	5 Years	10 Years

Franklin DynaTech Fund - Class A2
Return Before Taxes	15.98%	13.75%	7.35%
Return After Taxes on Distributions	15.60%	13.68%	7.04%
Return After Taxes on Distributions and Sale of Fund Shares	10.88%	12.08%	6.30%
S&P 500® Index[3]	5.49%	12.83%	5.91%
Nasdaq 100 Index[4]	18.67%	16.20%	7.72%
(indices reflect no deduction for fees, expenses, or taxes)

			Since
			Inception
	1 Year	5 Years	(2/1/00)

Franklin DynaTech Fund - Class B2	18.15%	14.01%	1.80%
S&P 500® Index[3]	5.49%	12.83%	2.34%
Nasdaq 100 Index[4]	18.67%	16.20%	-6.57%

	1 Year	5 Years	10 Years

Franklin DynaTech Fund - Class C2	21.10%	14.24%	7.17%
S&P 500® Index[3]	5.49%	12.83%	5.91%
Nasdaq 100 Index[4]	18.67%	16.20%	7.72%

	1 Year	5 Years	10 Years

Franklin DynaTech Fund - Advisor Class[5]	23.08%	15.11%	7.99%
S&P 500® Index[3]	5.49%	12.83%	5.91%
Nasdaq 100 Index[4]	18.67%	16.20%	7.72%

	1 Year	5 Years	10 Years

Franklin DynaTech Fund - Class R6	22.74%	14.81%	7.68%
S&P 500® Index[3]	5.49%	12.83%	5.91%
Nasdaq 100 Index[4]	18.67%	16.20%	7.72%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund’s past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

1. Figures do not reflect sales charges. If they did, returns would be lower. As of June 30, 2008, the Fund’s year-to-date return was -8.92% .

2. Figures reflect sales charges.

3. Source: Standard & Poor’s Micropal. The unmanaged S&P 500® Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. Each stock’s weight in the index is proportionate to its market value. The S&P 500 includes reinvested dividends and is one of the most widely used benchmarks of U.S. equity performance. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio.

4. Source: Standard & Poor’s Micropal. The unmanaged Nasdaq 100 Index includes 100 of the largest domestic and international nonfinancial companies listed on the NASDAQ Stock Market based on market capitalization. The index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain financial companies including investment companies. The NASDAQ 100 is calculated under a modified capitalization-weighted methodology. Index returns are price-return only and do not include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio.

5. Effective May 15, 2008, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to May 15, 2008, a restated figure is used based on the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after May 15, 2008, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.

6. Effective December 1, 2008, the Fund will begin offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to December 1, 2008, a restated figure is used based on the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and (b) for periods after December 1, 2008, actual Class R performance will be used reflecting all charges and fees applicable to that class.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES		(fees paid directly from your investment)
					Advisor
	Class A	Class B3	Class C	Class R5	Class[6]

Maximum sales charge (load) as a percentage of offering price	5.75%[1]	4.00%	1.00%	None	None
Load imposed on purchases	5.75%[1]	None	None	None	None
Maximum deferred sales charge (load)	None[2]	4.00%[4]	1.00%	None	None

Please see “Choosing a Share Class” on page 96 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES		(expenses deducted from Fund assets)
					Advisor
	Class A	Class B3	Class C	Class R5	Class[6]

Management fees[7]	0.49%	0.49%	0.49%	0.49%	0.49%
Distribution and service (12b-1) fees	0.24%	1.00%	0.99%	0.50%	None
Other expenses	0.26%	0.26%	0.26%	0.26%	0.26%

Total annual Fund operating expenses	0.99%	1.75%	1.74%	1.25%	0.75%

1. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

2. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 101) and purchases by certain retirement plans without an initial sales charge.

3. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges.

4. Declines to zero after six years.

5. The Fund will begin offering Class R shares on December 1, 2008. Total annual Fund operating expenses are based on the expenses for the Fund’s Class A shares for the fiscal year ended September 30, 2007.

6. The Fund began offering Advisor Class shares on May 15, 2008. Total annual Fund operating expenses are based on the expenses for the Fund’s Class A shares for the fiscal year ended September 30, 2007.

7. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund. This reduction is required by the Fund’s board of trustees and an exemptive order by the Securities and Exchange Commission. For the fiscal year ended September 30, 2007, this fee reduction was less than 0.01% of the Fund’s average net assets.

Example

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

  You invest $10,000 for the periods shown;
  Your investment has a 5% return each year; and
  The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

If you sell your shares at the end of the period:
Class A	$670[1]	$872	$1,091	$1,718
Class B	$578	$851	$1,149	$1,862[2]
Class C	$277	$548	$944	$2,052
Class R	$127	$397	$686	$1,511
Advisor Class	$77	$240	$417	$930
If you do not sell your shares:
Class B	$178	$551	$949	$1,862[2]
Class C	$177	$548	$944	$2,052

1. Assumes a contingent deferred sales charge (CDSC) will not apply.

2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

III. For Franklin DynaTech Fund:

The “Financial Highlights” tables beginning on page 14 are revised to add the following:

Six Months Ended March 31, 2008 (unaudited)	Class A	Class B	Class C

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$32.33	$30.78	$30.46
Income from investment operations[a]:
Net investment income (loss)[b]	(0.04)	(0.15)	(0.15)
Net realized and unrealized gains (losses)	(3.80)	(3.60)	(3.56)
Total from investment operations	(3.84)	(3.75)	(3.71)
Less distributions from net realized gains	(0.71)	(0.71)	(0.71)
Redemption fees	—[e]	—[e]	—[e]

Net asset value, end of period	$27.78	$26.32	$26.04

Total return[c]	(12.16)%	(12.49)%	(12.49)%
Ratios to average net assets[d]
Expenses	0.97%[f]	1.73%[f]	1.73%[f]
Net investment income (loss)	(0.27)%	(1.03)%	(1.03)%
Supplemental data
Net assets, end of period (000’s)	$458,190	$13,743	$61,431
Portfolio turnover rate	22.10%	22.10%	22.10%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eAmount rounds to less than $0.01 per share.

fBenefit of expense reduction rounds to less than 0.01% .

IV. For Franklin Growth Fund:

(a) Footnote 1 on page 23 under the “Performance” section is revised as follows:

1. Figures do not reflect sales charges. If they did, returns would be lower. As of June 30, 2008, the Fund’s year-to-date return was -11.06% .

(b) The “Financial Highlights” tables beginning on page 29 are revised to add the following:

					Advisor
Six Months Ended March 31, 2008 (unaudited)	Class A	Class B	Class C	Class R	Class

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$46.36	$44.42	$44.03	$45.99	$46.45
Income from investment operations[a]:
Net investment income[b]	0.10	(0.06)	(0.06)	0.05	0.15
Net realized and unrealized gains (losses)	(5.93)	(5.70)	(5.64)	(5.90)	(5.94)
Total from investment operations	(5.83)	(5.76)	(5.70)	(5.85)	(5.79)
Less distributions from net investment income	(0.13)			(0.03)	(0.23)
Redemption fees	—[e]	—[e]	—[e]	—[e]	—[e]

Net asset value, end of period	$40.40	$38.66	$38.33	$40.11	$40.43

Total return[c]	(12.61)%	(12.97)%	(12.95)%	(12.73)%	(12.51)%
Ratios to average net assets[d]
Expenses	0.91%[f]	1.67%[f]	1.67%[f]	1.17%[f]	0.67%[f]
Net investment income	0.46%	(0.30)%	(0.30)%	0.20%	0.70%
Supplemental data
Net assets, end of period (000’s)	$1,883,485	$109,614	$290,535	$53,200	$295,749
Portfolio turnover rate	4.14%	4.14%	4.14%	4.14%	4.14%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eAmount rounds to less than $0.01 per share.

fBenefit of expense reduction rounds to less than 0.01% .

V. For Franklin Income Fund:

(a) Footnote 1 on page 43 under the “Performance” section is revised as follows:

1. Figures do not reflect sales charges. If they did, returns would be lower. As of June 30, 2008, the Fund’s year-to-date return was -5.33% .

(b) The “Financial Highlights” tables beginning on page 49 are revised to add the following:

						Advisor
Six Months Ended March 31, 2008 (unaudited)	Class A	Class B	Class B1	Class C	Class R	Class

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$2.74	$2.73	$2.74	$2.76	$2.71	$2.73
Income from investment operations[a]:
Net investment income[b]	0.08	0.07	0.07	0.07	0.07	0.08
Net realized and unrealized gains (losses)	(0.27)	(0.27)	(0.27)	(0.28)	(0.27)	(0.28)
Total from investment operations	(0.19)	(0.20)	(0.20)	(0.21)	(0.20)	(0.20)
Less distributions from:
Net investment income	(0.08)	(0.07)	(0.07)	(0.07)	(0.07)	(0.08)
Net realized gains	(0.06)	(0.06)	(0.06)	(0.06)	(0.06)	(0.06)
Total distributions	(0.14)	(0.13)	(0.13)	(0.13)	(0.13)	(0.14)
Redemption fees	—[e]	—[e]	—[e]	—[e]	—[e]	—[e]

Net asset value, end of period	$2.41	$2.40	$2.41	$2.42	$2.38	$2.39

Total return[c]	(7.22)%	(7.67)%	(7.48)%	(7.79)%	(7.49)%	(7.57)%
Ratios to average net assets[d]
Expenses	0.62%[f]	1.47%[f]	1.12%[f]	1.11%[f]	0.97%[f]	0.47%[f]
Net investment income	6.25%	5.40%	5.75%	5.76%	5.90%	6.40%
Supplemental data
Net assets, end of period (000’s)	$32,595,956	$3,179,241	$312,529	$14,892,036	$290,023	$5,430,862
Portfolio turnover rate	22.44%	22.44%	22.44%	22.44%	22.44%	22.44%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eAmount rounds to less than $0.01 per share.

fBenefit of expense reduction rounds to less than 0.01% .

VI. For Franklin Utilities Fund:

(a) Footnote 1 on page 63 under the “Performance” section is revised as follows:

1. Figures do not reflect sales charges. If they did, returns would be lower. As of June 30, 2008, the Fund’s year-to-date return was -4.76% .

(b) The “Financial Highlights” tables beginning on page 67 are revised to add the following:

					Advisor
Six Months Ended March 31, 2008 (unaudited)	Class A	Class B	Class C	Class R	Class

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.58	$14.56	$14.53	$14.54	$14.64
Income from investment operations[a]:
Net investment income[b]	0.19	0.15	0.15	0.16	0.20
Net realized and unrealized gains (losses)	(0.71)	(0.70)	(0.70)	(0.70)	(0.71)
Total from investment operations	(0.52)	(0.55)	(0.55)	(0.54)	(0.51)
Less distributions from:
Net investment income	(0.20)	(0.16)	(0.16)	(0.18)	(0.21)
Net realized gains	(0.74)	(0.74)	(0.74)	(0.74)	(0.74)
Total distributions	(0.94)	(0.90)	(0.90)	(0.92)	(0.95)
Redemption fees	—[e]	—[e]	—[e]	—[e]	—[e]

Net asset value, end of period	$13.12	$13.11	$13.08	$13.08	$13.18

Total return[c]	(4.18)%	(4.37)%	(4.38)%	(4.37)%	(4.09)%
Ratios to average net assets[d]
Expenses	0.73%[f]	1.23%[f]	1.23%[f]	1.08%[f]	0.58%[f]
Net investment income	2.61%	2.11%	2.11%	2.26%	2.76%
Supplemental data
Net assets, end of period (000’s)	$2,003,088	$112,595	$391,180	$40,899	$78,120
Portfolio turnover rate	5.76%	5.76%	5.76%	5.76%	5.76%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eAmount rounds to less than $0.01 per share.

fBenefit of expense reduction rounds to less than 0.01% .

VII. For Franklin U.S. Government Securities Fund:

(a) Footnote 1 on page 78 under the “Performance” section is revised as follows:

1. Figures do not reflect sales charges. If they did, returns would be lower. As of June 30, 2008, the Fund’s year-to-date return was 1.53% .

(b) The “Financial Highlights” tables beginning on page 83 are revised to add the following:

					Advisor
Six Months Ended March 31, 2008 (unaudited)	Class A	Class B	Class C	Class R	Class

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$6.39	$6.38	$6.36	$6.39	$6.41
Income from investment operations[a]:
Net investment income[b]	0.15	0.13	0.13	0.14	0.16
Net realized and unrealized gains (losses)	0.19	0.19	0.19	0.18	0.19
Total from investment operations	0.34	0.32	0.32	0.32	0.35
Less distributions from net investment income	(0.16)	(0.14)	(0.14)	(0.15)	(0.17)
Redemption fees	—[e]	—[e]	—[e]	—[e]	—[e]

Net asset value, end of period	$6.57	$6.56	$6.54	$6.56	$6.59

Total return[c]	5.40%	5.13%	5.15%	5.05%	5.45%
Ratios to average net assets[d]
Expenses	0.72%[f]	1.24%[f]	1.24%[f]	1.09%[f]	0.59%[f]
Net investment income	4.66%	4.14%	4.14%	4.29%	4.79%
Supplemental data
Net assets, end of period (000’s)	$5,350,470	$305,606	$524,267	$84,631	$552,705
Portfolio turnover rate	8.27%	8.27%	8.27%	8.27%	8.27%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eAmount rounds to less than $0.01 per share.

fBenefit of expense reduction rounds to less than 0.01% .

VIII. Effective September 1, 2008, the redemption fee policy is discontinued. Otherwise, the Funds’ policies and procedures with respect to market timing remain fully in effect.

IX. Effective June 25, 2008, the two paragraphs under the “Additional Management Information” section on page 88, beginning with “On August 2, 2004, Franklin Resources, Inc. announced that Advisers ....” and “On December 13, 2004, Franklin Templeton Distributors, Inc. (Distributors) ...” were deleted.

X. Effective September 1, 2008, the “Cumulative quantity discount” and “Letter of Intent” portion of the “Choosing a Share Class - Sales Charge Reductions and Waivers” section beginning on page 98 is amended to read:

1. Cumulative Quantity Discount - lets you combine certain existing holdings of Franklin Templeton fund shares - referred to as “cumulative quantity discount eligible shares” - with your current purchase of Class A shares to determine if you qualify for a sales charge breakpoint.

Cumulative quantity discount eligible shares are Franklin Templeton fund shares registered to (or held by a financial intermediary for):

  You, individually;
  Your spouse or domestic partner, as recognized by applicable state law, and your children under the age of 21 (each a “Family Member”);
  You jointly with one or more Family Members;
  You jointly with another person(s) who is(are) not Family Members if that other person has not included the value of the shares as cumulative quantity discount eligible shares for purposes of that person’s separate investments in Franklin Templeton fund shares;
  A trustee/custodian of a Coverdell Education Savings account for which you or a Family Member is the identified responsible person;
  A trustee/custodian of an IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b), if the shares are registered/recorded under yours or a Family Member’s Social Security number;
  (Effective October 1, 2008) A 529 college savings plan over which you or a Family Member has investment discretion and control;
  Any entity over which you or a Family Member has individual or shared authority, as principal, has investment discretion and control (for example, an UGMA/UTMA account for a child on which you or a Family Member is the custodian, a trust on which you or a Family Member is the trustee, a business account [not to include retirement plans] for your solely owned business [or the solely owned business of a Family Member] on which you or a Family Member is the authorized signer);
  A trust established by you or a Family Member as grantor.

Franklin Templeton fund shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement plan such as a 401(k) plan (see definition below) do not qualify for a cumulative quantity discount.

If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint (for example, shares held in a different broker-dealer’s brokerage account or with a bank or an investment advisor), it is your responsibility to specifically identify those shares to your financial advisor at the time of your purchase (including at the time of any future purchase). If you have not designated a financial advisor associated with your Franklin Templeton Fund shares, it is your responsibility to specifically identify any cumulative quantity discount eligible shares to the Fund’s transfer agent at the time of any purchase.

If there are cumulative quantity discount eligible shares that would qualify for combining with your current purchase and you do not tell your financial advisor or the Franklin Templeton Funds’ transfer agent at the time of any purchase, you may not receive the benefit of a reduced sales charge that might otherwise be available since your financial adviser and the Fund generally will not have that information.

The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their highest current public offering price. It is your responsibility to retain any records necessary to substantiate historical share costs because neither your current financial advisor nor the Franklin Templeton Funds may have or maintain this information.

An “Employer Sponsored Retirement Plan” is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs. A “Qualified Retirement Plan” is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

2. Letter of Intent (LOI) - expresses your intent to buy a stated dollar amount of “cumulative quantity discount eligible shares” (as defined in the “Cumulative Quantity Discount” section above) over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI. It is your responsibility to tell your financial advisor when you believe you have fulfilled your LOI with sufficient cumulative quantity discount eligible shares. If you have not designated a financial advisor associated with your Franklin Templeton Fund shares, it is your responsibility to tell the Funds’ transfer agent when you believe you have fulfilled your LOI with sufficient cumulative quantity discount eligible shares. Please refer to the Statement of Additional Information for more LOI details.

To sign up for these programs, complete the appropriate section of your account application.

XI. Effective September 1, 2008, the second sentence of the section “Choosing a Share Class -Investments of $1 Million or More” on page 101 is amended as follows:

However, there is a 1% CDSC for funds that have a maximum initial sales charge of 5.75%; for all other funds, the maximum CDSC will be 0.75% . The CDSC is assessed on any shares you redeem within 18 months of purchase.

XII. The “Choosing a Share Class - Qualified Investors - Advisor Class” section on page 106 is revised as follows:

  (Effective April 16, 2008) Shares acquired by a financial intermediary that has entered into an agreement with Distributors authorizing the sale of Fund shares, in connection with its mutual fund trading platform, that the intermediary holds, directly or indirectly, on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with any broker-dealer, trust company, registered investment advisor, or investment advisor with assets under management in excess of $100 million that is exempt from federal registration, that is not an affiliate or associated person of the financial intermediary. Minimum initial investment: $50,000 for individual or multiple clients.
  (Effective April 16, 2008) Current and former officers, trustees, directors, full-time employees (and, in each case, their family members) of both Franklin Templeton Investments and Franklin Templeton Funds, consistent with our then-current policies. Minimum initial investment: $100 ($50 for accounts with an automatic investment plan).

The following paragraphs are added:

  (Effective April 16, 2008) Assets held in accounts under the recommendation of an investment consultant provided that (1) assets are held with a firm unaffiliated with the investment consultant’s firm; (2) the investment consultant is under a retainer or other similar fee arrangement with its clients; (3) the client is not an individual; and (4) a subsidiary of Franklin Resources, Inc. approves the investment.
  (Effective June 1, 2008) For the Franklin Income Fund, insurance company separate accounts supporting variable annuities that are an investment option under individual retirement accounts, variable annuities that themselves qualify as individual retirement annuities, and variable annuities used to fund Employer Sponsored Retirement Plans, provided that the insurance company has entered into an agreement with Distributors authorizing the sale of Fund shares.
  (Effective July 1, 2008) Unaffiliated U.S. registered mutual funds, including those that operate as “fund of funds.” Minimum initial investment: $1 million in Advisor Class or Class Z shares of any Franklin Templeton fund.

XIII. Effective June 25, 2008, the section “Account Policies - Dealer Compensation - Advisor Class” on page 136 is deleted.

Please keep this supplement for future reference.

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FCF SA-2

     SUPPLEMENT DATED SEPTEMBER 1, 2008
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED FEBRUARY 1, 2008
OF
FRANKLIN CUSTODIAN FUNDS
     (Franklin DynaTech Fund, Franklin Growth Fund, Franklin Income Fund, Franklin Utilities Fund, Franklin U.S. Government Securities Fund)

The statement of additional information is amended as follows:

I. The Franklin DynaTech Fund will begin offering Class R shares on or about December 1, 2008. The Fund began offering Advisor Class shares on May 15, 2008. Therefore, on or about December 1, 2008, the Franklin DynaTech Fund will offer five classes of shares, Class A, Class B, Class C, Class R and Advisor Class.

II. The second paragraph on page 1 is revised as follows:

The audited financial statements and Report of Independent Registered Public Accounting Firm in the Funds’ Annual Report to Shareholders for the fiscal year ended September 30, 2007, and the unaudited financial statements in the Funds’ Semi Annual Report to Shareholders for the period ended March 31, 2008, are incorporated by reference (are legally a part of this SAI).

III. The second paragraph under “Organization, Voting Rights and Principal Holders” on page 41 is replaced with the following:

The DynaTech, Growth, Utilities, and U.S. Government Securities Funds currently offer five classes of shares, Class A, Class B, Class C, Class R and Advisor Class. The Income Fund currently offers six classes of shares, Class A, Class B, Class B1, Class C, Class R and Advisor Class. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B and B1 shareholders, continue to reinvest dividends into Class B and B1 shares and exchange their Class B and B1 shares for Class B and B1 shares of other Franklin Templeton funds as permitted by the current exchange privileges. The DynaTech Fund began offering Advisor Class shares on May 15, 2008 and will begin offering Class R shares on or about December 1, 2008. The Funds may offer additional classes of shares in the future. The full title of each class is:

  Franklin DynaTech Fund - Class A
  Franklin DynaTech Fund - Class B
  Franklin DynaTech Fund - Class C
  Franklin DynaTech Fund - Class R
  Franklin DynaTech Fund - Advisor Class
  Franklin Growth Fund - Class A
  Franklin Growth Fund - Class B
  Franklin Growth Fund - Class C
  Franklin Growth Fund - Class R
  Franklin Growth Fund - Advisor Class
  Franklin Income Fund - Class A
  Franklin Income Fund - Class B
  Franklin Income Fund - Class B1
  Franklin Income Fund - Class C
  Franklin Income Fund - Class R
  Franklin Income Fund - Advisor Class
  Franklin Utilities Fund - Class A
  Franklin Utilities Fund - Class B
  Franklin Utilities Fund - Class C
  Franklin Utilities Fund - Class R
  Franklin Utilities Fund - Advisor Class
  Franklin U.S. Government Securities Fund - Class A
  Franklin U.S. Government Securities Fund - Class B
  Franklin U.S. Government Securities Fund - Class C
  Franklin U.S. Government Securities Fund - Class R
  Franklin U.S. Government Securities Fund - Advisor Class

IV. The sixth paragraph under “Organization, Voting Rights and Principal Holders” beginning on page 41 is replaced with the following:

As of June 30, 2008, the principal shareholders of the Funds, beneficial or of record, were:

		Percentage
Name and Address	Share Class	(%)

Growth Fund

Guardian Group Pensions GIAC	R	57.52
1560 Valley Center Parkway, Suite 100
Bethlehem, PA 18017-2275

Corefolio	Advisor	8.96
Franklin Templeton
529 College Savings Plan
500 East Broward Blvd., Suite 2100
Fort Lauderdale, FL 33394-3007

Nationwide Trust Company	Advisor	13.42
FBO Franklin Templeton
Profit Sharing 401K Plan
98 San Jacinto Blvd., Suite 1100
Austin, TX 78701-4255

Franklin Templeton Corefolio	Advisor	55.84
Allocation Fund
Franklin Templeton
Fund Allocator Series
500 East Broward Blvd., Suite 2100
Fort Lauderdale, FL 33394-3007

Income Fund

Hartford Life Insurance Co.	R	17.40
Separate Account
Attention: UIT Operations
P.O. Box 2999
Hartford, CT 06104-2999

Franklin Templeton Founding Funds	Advisor	85.87
Allocation Fund
Franklin Templeton
Fund Allocator Series
500 East Broward Blvd., Suite 2100
Fort Lauderdale, FL 33394-3007

Utilities Fund

ING Insurance & Annuity Co.	R	23.34
Separate Account F
1 Orange Way B3N
Windsor, CT 06095-4773

NFS LLC FEBO	R	29.98
Transamerica Life Insurance Company
1150 Olive Street, Suite 2700
Los Angeles, CA 90015-2211

		Percentage
Name and Address	Share Class	(%)

Utilities Fund, cont’d.

State Street Bank and Trust Company	Advisor	41.41
Trustee Southern California Edison
Company Stock Saving Plus Plan
105 Rosemont Avenue
Westwood, MA 02090-2318

U.S. Government Fund

TrustLynx & Co.	R	8.97
P.O. Box 173736
Denver, CO 80217-3736

Community Bank, N.A.	R	13.49
FBO Amsterdam Memorial Hospital
Employees Pension Plan
6 Rhoads Dr., Suite 7
Utica, New York 13502-6317

Ellard Co.	Advisor	7.37
C O Fiduciary Trust Co. Intl.
P.O. Box 3199 Church Street Station
New York, NY 10008-3199

Age 13-16 Years	Advisor	7.92
FT 529 College Savings Plan
500 East Broward Blvd., Suite 2100
Fort Lauderdale, FL 33394-3007

Growth Target Fund	Advisor	5.30
Franklin Templeton Fund Allocator
3344 Quality Drive
Rancho Cordova, CA 95670-7313

Conservative Target Fund	Advisor	11.24
Franklin Templeton Fund Allocator
3344 Quality Drive
Rancho Cordova, CA 95670-7313

Moderate Target Fund	Advisor	16.02
Franklin Templeton Fund Allocator
3344 Quality Drive
Rancho Cordova, CA 95670-7313

Master Trust Bank of Japan	Advisor	31.65
Operational Service for Investment
Trust Section
Trustee & Agency Service Division
2-11-3 Hamamatsucho Minato-KU
Tokyo, Japan 105 8579

Note: Charles B. Johnson and Rupert H. Johnson, Jr., who are officers and/or trustees of the Trust, serve on the administrative committee of the Franklin Templeton Profit Sharing 401(k) Plan, which owns shares of the Funds. In that capacity, they participate in the voting of such shares. Charles B. Johnson and Rupert H. Johnson, Jr. disclaim beneficial ownership of any share of the Fund owned by the Franklin Templeton Profit Sharing 401(k) Plan.

From time to time, the number of Fund shares held in the “street name” accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of the outstanding shares of any class other than set forth above.

IV. The eighth paragraph under “Organization, Voting Rights and Principal Holders” on page 42 is replaced with the following:

As of June 30, 2008, the officers and board members, as a group, owned of record and beneficially 4.5% of the outstanding shares of the Growth Fund - Advisor Class and less than 1% of the other Funds’ classes. The board members may own shares in other funds in Franklin Templeton Investments.

Please keep this supplement for future reference.